SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
[X] Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

                     Seligman New Technologies Fund II, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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

FOR IMMEDIATE RELEASE

CONTACT:
Rebecca Shroyer
(212) 850-1239 shroyerr@jwseligman.com


                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
                    ADJOURNS SPECIAL STOCKHOLDER MEETING AND
                            ANNOUNCES NEW RECORD DATE

              Reconvened Special Meeting set for December 18, 2007


NEW YORK, November 20, 2007 - A Special Meeting of Stockholders (the "Meeting") of Seligman New Technologies Fund II, Inc., a Maryland corporation (the "Fund"), was convened on September 19, 2007 and adjourned until November 16, 2007, and further adjourned on November 16, 2007 to a date, time and place to be fixed by the Board of Directors. On November 19, 2007, the Board of Directors fixed the new record date of November 20, 2007 for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof, and determined that the Special Meeting shall be reconvened on December 18, 2007. The Fund will disseminate a new Notice of the reconvened Special Meeting and an updated proxy card to stockholders of record as of the new record date.

Stockholders who favor the proposals to liquidate and dissolve the Fund and to eliminate the Fund's quarterly repurchase offers for its common stock, but have not previously voted, have an opportunity to submit a valid proxy card or authorize a proxy to vote their shares prior to the Meeting.

As of November 16, 2007, more than 86% of the votes received from Stockholders were in favor of the proposals, with 41.4% of outstanding shares voting for liquidation and dissolution of the Fund and 40.6% of outstanding shares voting in favor of eliminating the Fund's repurchase offers. However, additional votes are required for both proposals to pass.

Stockholders are encouraged to vote their proxies in order to minimize additional expenses of further proxy solicitation.